SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 12, 1998


                             MAYTAG CORPORATION
               (Exact name of registrant as specified in charter)




                                   Delaware
                          (State or other jurisdiction
                                of incorporation)

          1-655                                        42-0401785
   (Commission File No.)                              (IRS employer
                                                       identification no.)

   403 West Fourth Street North, Newton, Iowa     50208
   (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code (515) 792-7000


Item 5.   Other Events.

          On February 12, 1998, Maytag Corporation filed a Form 8-A and mailed letters to its shareholders relating to the adoption of a shareholder rights plan. The full text of the shareholder letter is attached hereto as Exhibit 1 and is hereby incorporated herein by reference in its entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          (1)  Shareholder Letter, dated February 12, 1998.














































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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MAYTAG CORPORATION


                                         By: s/s E.J. Bennett

                                             Name:  E. J. Bennett
                                             Title: Secretary




Dated:  February 12, 1998










































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                                  EXHIBIT INDEX



Exhibit                                                       Sequential
  No.                    Description                          Page Number

  (1)        Shareholder Letter, dated February 12, 1998



















































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